ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

Supplement dated June 10, 2013 to the Summary Prospectus, Prospectus and Statement of Additional Information
each dated April 29, 2013

The following revisions are hereby made to the Summary Prospectus, Prospectus and SAI to reflect Michael Gallagher’s addition as a portfolio manager to the AST Global Real Estate Portfolio (Portfolio):

I.	The following is added to the “Management of the Portfolio” table in the Summary Prospectus and Prospectus:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Prudential Real Estate Investors, a business unit of Prudential Investment Management, Inc.	Michael Gallagher	Director	June 2013
AST Investment Services, Inc.

II.	The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Michael Gallagher is a Director for Prudential Real Estate Investors based in London.  He is the Portfolio Manager for the European real estate securities.  Mr. Gallagher has been working in the public securities market for over 13 years and specifically within real estate for 8 years.  Prior to joining Prudential, Mr. Gallagher was the Assistant Fund Manager for Global Real Estate Securities at Aviva Investors (London) where he was responsible for portfolio construction and stock selection of European real estate securities.

Prior to Aviva, Mr. Gallagher was a Vice President of Citigroup (London) where he covered diversified financials and the real estate sector.  At Citigroup, Mr. Gallagher was responsible for modeling and research for companies under his coverage.  Mr. Gallagher came to Citigroup from Deutsche Bank (London /Frankfurt) where he was a pan European equity analyst covering bank stocks and diversified German companies.  Mr. Gallagher holds a BA in Economics from Harvard University, magna cum laude and was the recipient of the Harvard College Scholarship.  Mr. Gallagher also holds a MA in International Political Economy from Cornell University where he was awarded the Mellon Foundation Scholarship.  Mr. Gallagher speaks several languages including English (native), German, French, Italian and Portuguese.

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts” for the Portfolio.
Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
Prudential Real Estate Investors, a unit of PIM	Michael Gallagher	3/$2,339 million	1/$57.6 million	8/$386 million	None

Information is as of May 31, 2013.

ASTSUP6